SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-GEN CIGAR HLDG INC A

                    GABELLI FOUNDATION
                                 5/08/00           30,000-           15.2500
                    MJG ASSOCIATES, INC.
                                 5/08/00           20,000-           15.2500
                                 4/26/00            5,000            15.1875
                                 4/26/00           10,000            15.1563
                    GABELLI INTERNATIONAL LTD
                                 5/08/00          104,000-           15.2500
                                 5/04/00           10,000            15.1875
                                 4/26/00            5,000            15.1563
                                 4/19/00           32,500            15.1250
                    GAMCO INVESTORS, INC.
                                 5/08/00          800,000-           15.2500
                                 4/28/00              900-           15.1875
                                 4/27/00            1,100-           15.1875
                                 4/26/00           15,000-           15.1563
                                 4/14/00           11,800            15.1250
                                 4/13/00            8,700            15.1250
                                 4/12/00            1,000            15.1250
                                 4/11/00           13,500            15.1875
                                 4/10/00            5,000            15.1250
                                 4/10/00            4,000            15.1250
                                 4/10/00            4,000-           15.1250
                                 4/07/00            3,000-           15.0625
                                 4/07/00              200            15.0000
                                 4/05/00            5,600-           15.0000
                                 4/05/00            6,200            15.0000
                                 4/05/00            5,600            15.0000
                                 4/04/00            5,000            15.0625
                                 3/31/00            2,600            15.0144
                                 3/31/00            6,000-           15.0625
                    GABELLI ASSOCIATES LTD
                                 5/08/00          265,000-           15.2500
                                 4/24/00            1,300            15.1250
                                 4/11/00            6,500            15.1250
                                 4/07/00           10,700            15.1209
                    GABELLI FUND, LDC
                                 5/08/00            8,000-           15.2500
                    GABELLI ASSOCIATES FUND
                                 5/08/00          254,300-           15.2500
                                 4/24/00            1,600            15.1250
                                              SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-GEN CIGAR HLDG INC A

                    GABELLI ASSOCIATES FUND
                                 4/14/00           10,000            15.1250
                    GABELLI ADVISERS, INC.
                                 5/08/00           20,000-           15.2500
          GABELLI FUNDS, LLC.
                         GABELLI VALUE FUND
                                 5/08/00          643,900-           15.2500
                                 5/04/00           13,500            15.2375
                                 5/03/00              400            15.2375
                         GABELLI SMALL CAP GROWTH FUND
                                 5/08/00          170,600-           15.2500
                                 4/06/00           13,700            15.1750
                                 4/05/00            5,000            15.1125
                                 4/03/00            2,900            15.1125
                                 3/31/00           10,000            15.1125
                         GABELLI EQUITY TRUST
                                 5/08/00          180,000-           15.2500
                         GABELLI ASSET FUND
                                 5/08/00          251,000-           15.2500
                                 5/02/00            1,000            15.2375
                         GABELLI CAPITAL ASSET FUND
                                 5/08/00          100,000-           15.2500
                         GABELLI ABC FUND
                                 5/08/00          442,600-           15.2500
                                 4/28/00            7,600            15.2375


          (1) THE TRANSACTIONS ON 5/8/00 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D.
              ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NYSE.


          (2) PRICE EXCLUDES COMMISSION.











                                                 SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

          GEN CIGAR HLDG INC B

                    GAMCO INVESTORS, INC.
                                 5/08/00          204,501-           15.2500
          GABELLI FUNDS, LLC.
                         GABELLI VALUE FUND
                                 5/08/00          168,000-           15.2500
                         GABELLI SMALL CAP GROWTH FUND
                                 5/08/00          133,500-           15.2500
                         GABELLI EQUITY TRUST
                                 5/08/00          105,000-           15.2500
                         GABELLI EQUITY INCOME FUND
                                 5/08/00            5,000-           15.2500
                         GABELLI ASSET FUND
                                 5/08/00           93,356-           15.2500
                         GABELLI CAPITAL ASSET FUND
                                 5/08/00           18,000-           15.2500

















          (1) THE TRANSACTIONS ON 5/8/00 WERE IN CONNECTION WITH THE MERGER DESCRIBED IN ITEM 5(A) OF THIS AMENDMENT TO SCHEDULE 13D.



          (2) PRICE EXCLUDES COMMISSION.